AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made as of this 29th day of November, 2004, by and between/among "Borrower" (as defined below) and "Lender" (as defined below).


                                    RECITALS
                                    --------

A.   As  used herein, the term "Borrower" shall mean the following collectively:
New York Health Care, Inc., a New York corporation ("New York Health Care"); and NYHC Newco Paxxon, Inc., a New York corporation.

B. As used herein, the term "Lender" shall mean GE HFS Holdings, Inc., a Delaware corporation, f/k/a Heller Healthcare Finance, Inc.

C. One or more of the entities designated above as "Borrower" are the existing borrowers under a certain Loan and Security Agreement dated as of November 28, 2000, by and between such existing borrowers and Lender (as the same may have been amended, restated or modified from time to time, including by that certain Amendment No. 1 to Loan and Security Agreement and Consent and Waiver, dated as of November 26, 2002, by and among Borrower and Lender, and that certain Amendment No. 2 to Loan and Security Agreement and Consent and Waiver, dated as of March 29, 2004, by and among Borrower and Lender, and as the same may be amended by this Amendment, the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

D.   Borrower  and  Lender  desire  hereby  to:
     - extend the Term of the Loan Agreement to November 29, 2005, and make conforming amendments to the Loan Agreement; and
     -    amend  the  Loan  Agreement  as  hereinafter  provided.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan
Agreement:

1.   Recitals.  The foregoing recitals, including all terms defined therein, are
     --------
incorporated herein and made a part hereof.

2.   Extension  of  Term. The Term of the Loan is extended to November 29, 2005,
     -------------------
and the Loan shall mature as of November 29, 2005. In furtherance of the foregoing, Section 2.8(a) of the Loan Agreement is hereby amended and restated to read as follows:

     "2.8(a) Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect for a period through and including November 29, 2005, unless terminated as provided in this Section 2.8 (the 'Term')."

3.   Loan Agreement Fees. Section 2.4(c) of the Loan Agreement is hereby deleted
     -------------------
in  its  entirety,  and  in  its  place  there is hereby inserted the following:

     "2.4(c). For so long as the Loan is available to Borrower from and after November 29, 2004, Borrower unconditionally shall pay to Lender an annual usage fee (the "Usage Fee") equal to (i) one half of one percent (0.5%) of the average amount by which the Maximum Loan Amount exceeds the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding year (or portion thereof, if this Agreement is terminated prior to the completion of a full year for purposes of such calculation) minus (ii) the amount of interest paid by the Borrower with respect to outstanding Revolving Credit Loans during the preceding year (or portion thereof, if this Agreement is terminated prior to the completion of a full year for purposes of such calculation); provided that if the amount described in the foregoing clause (ii) exceeds the amount described in the foregoing clause (i), the Usage Fee shall be equal


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     to zero dollars ($0). The Usage Fee shall be payable annually in arrears on
     November 29, 2005 or, if this Agreement is terminated prior to such date, the effective date of such termination."

4.   Amendment  Fees.  In consideration of Lender's execution of this Amendment,
     ---------------
Borrower agrees to pay a fee of $5,000, which fee shall be deemed earned and payable on the date of execution of this Amendment and shall constitute a portion of the Obligations.

5.   Updated  Schedules. As a condition precedent to Lender's agreement to enter
     ------------------
into this Agreement, and in order for this Agreement to be effective, Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to update all information as necessary to make the Schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Agreement. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

6.   Miscellaneous.
       -----------

     (a)  Further  Documentation.  In  the  event  any  further documentation or
          ----------------------
information is deemed necessary or appropriate by Lender in the exercise of its rights under the Loan Documents or to correct patent mistakes in the Loan Documents, Borrower shall provide, or cause to be provided, to Lender such documentation or information. Borrower shall execute and deliver to Lender such documentation, including but not limited to, any amendments, corrections, deletions or additions to the Loan Documents as is required by Lender; provided, however, that Borrower shall not be required to do anything that has the effect of changing the essential economic terms of the loan set forth in the Loan Documents.

     (b)  References.  Upon  the effectiveness of this Amendment, each reference
          ----------
in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

     (c)  Affirmation. Except as specifically amended above, the Loan Agreement,
          -----------
and all other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Agreement, as amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lender's part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

     (d)  No Waiver. The execution, delivery and effectiveness of this Amendment
          ---------
shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, the Loan Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing defaults or Events of Default under the Loan Agreement or other Loan Documents or any of Lender's rights and remedies in respect of such defaults or Events of Default.

     (e)  No Novation. This Amendment (together with any other document executed
          -----------
in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

     (f)  Governing  Law.  This  Amendment shall be governed by and construed in
          --------------
accordance with the laws of the State of Maryland, without regard to any otherwise applicable conflicts of law principles.

     (g)  Headings.  Section  headings  in  this  Amendment  are  included  for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     (h)  Counterparts. This Amendment may be executed in counterparts, and both
          ------------
counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, intending to be legally bound, and intending that this instrument constitute an instrument executed under seal, the parties have caused this Amendment to be executed as of the date first written above.

                                    LENDER:

                                    GE HFS HOLDINGS, INC.
                                    F/K/A HELLER HEALTHCARE FINANCE, INC.
                                    a Delaware corporation


                                    By: /s/ R. Hanes Whiteley
                                        ---------------------
                                    Name: R. Hanes Whiteley
                                    Title: Vice President

                                    BORROWER:

                                    NEW YORK HEALTH CARE, INC.
                                    a New York corporation


                                    By: /.s/ Jacob Rosenberg for Corp.
                                       -------------------------------
                                    Name: Jacob Rosenberg
                                    Title:  C.O.O.

                                    NYHC NEWCO PAXXON, INC.
                                    a New York corporation


                                    By: /s/ Jacob Rosenberg for Corp.
                                       ------------------------------
                                    Name: Jacob Rosenberg
                                    Title:  C.O.O.


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